UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
March 20, 2006
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

AMERICAN COMMERCIAL LINES INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-51562	73-3177794
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NO.)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)
1701 East Market Street, Jeffersonville, Indiana 47130
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(812) 288-0100
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.
     On March 20, 2006, the Compensation Committee of the Board of Directors of American Commercial Lines Inc. (the “Company”) approved the 2006 Executive Annual Incentive Plan (the “Incentive Plan”). Senior executive officers of the Company are among the eligible participants under the Incentive Plan. Cash awards paid under the Incentive Plan are designed to provide eligible participants with incentive compensation based upon the achievement of pre-established performance measures. Under the Incentive Plan, awards are determined based on specific weighting of a participant’s personal business goal and certain business and financial objectives of the Company. The financial objectives are dependent upon the achievement by the Company of certain levels of earnings per share and EBITDA. Each target category has a pre-determined 50%, 100% and 150% target award amount. The Incentive Plan will be administered by the Compensation Committee which retains the discretion not to make any bonus awards. The measurement period for the Incentive Plan is January 1 to December 31. A copy of the Incentive Plan is attached as Exhibit 10.1 and incorporated herein by reference.
     In addition, on March 21, 2006, Lisa L. Fleming’s employment with the Company was terminated. The information set forth in Item 1.02 is hereby incorporated by reference into this Item 1.01.
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
     On March 21, 2006, the Employment Agreement dated as of February 18, 2005 (the “Employment Agreement”), between the Company and Lisa L. Fleming was terminated, effective on the same date. Ms. Fleming served as Senior Vice President Law and Administration, General Counsel and Secretary since 2003. Until a permanent replacement can be found, Cynthia B. Maddox, General Counsel of American Commercial Barge Line LLC, American Commercial Lines International LLC, Jeffboat LLC and Louisiana Dock Company LLC, will serve as the acting General Counsel of the Company.
     On March 21, 2006, Ms. Fleming entered into a Release and Waiver of Employment and Termination of Employment Claims (the “Release”) in favor of the Company effective March 29, 2006 (the “Effective Date”), as a condition to receiving severance payments under the Employment Agreement. Under the Release, which will become effective on March 29, 2006 unless earlier revoked, Ms. Fleming releases the Company from all claims, with certain exceptions, and reaffirms confidentiality and non-solicitation obligations of the Employment Agreement.
     Ms. Fleming’s severance payments under the Employment Agreement and the Release include bi-monthly payments of approximately $18,324 payable over a period of twelve months. In addition, to the extent they were not already vested, Ms. Fleming’s equity awards become fully vested on the Effective Date. Ms. Fleming’s vested stock options will expire on June 19, 2006. The Employment Agreement was scheduled to expire on February 18, 2008 and was previously filed as Exhibit 10.7 to the Registration Statement on Form S-4 filed on April 29, 2005 by the Company’s wholly owned subsidiary, American Commercial Lines LLC. There were no material circumstances surrounding the termination. A copy of the Form of the Release is attached hereto as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit
Number	Description

10.1	2006 Executive Annual Incentive Plan
99.1	Form of Release and Waiver of Employment and Termination of Employment Claims entered into by Lisa L. Fleming in favor of American Commercial Lines Inc., dated March 21, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMERCIAL LINES INC. (REGISTRANT)

	By:	/s/ Cynthia B. Maddox

Cynthia B. Maddox
Acting General Counsel

Dated: March 23, 2006

EXHIBIT INDEX

Exhibit
Number	Description

10.1	2006 Executive Annual Incentive Plan
99.1	Form of Release and Waiver of Employment and Termination of Employment Claims entered into by Lisa L. Fleming in favor of American Commercial Lines Inc., dated March 21, 2006